Commitments	12 Months Ended
Dec. 31, 2016
Commitments
23.	COMMITMENTS

(a)	Capital commitments

As of December 31, 2016, capital commitments for construction of property are as follows:

Year 2017	$1,000
Year 2018 and thereafter	30,581

$31,581

(b)	Purchase commitments

The Group uses EMS providers to provide manufacturing services for its products. During the normal course of business, in order to reduce manufacturing lead times and ensure adequate component supply, the Group enters into contracts with certain manufacturers that allow them to procure inventory based on criteria defined by the Group. As of December 31, 2016, the Group had commitments under non-cancellable contracts that future minimum purchases are $853 in 2017 and thereafter.

(c)	Operating lease as lessee

The Group has entered into operating lease agreements for its office spaces in the PRC. The group recognized rent expenses under such arrangements on a straight-line basis over the term of the leases Rental expenses under such operating leases were $2,028, $ nil and $nil for the years ended December 31, 2014, 2015 and 2016, respectively.

(d)	Guarantee commitments

In January, 2017, the Group entered into guarantee agreements for a bank credit of $5,761(RMB40 million) to an EMS factory of the Group to fund the capital demand of production. Part of the properties of Techfaith Intelligent Handset Beijing with a carrying value of $9,553 at December 31, 2016, the properties owned by 17FOXSY with a carrying value of $8,626 at December 31, 2016 and the land use right owned by 17FOXSY with a carrying value of $1,966 at December 31, 2016 were pledged. The loan was also guaranteed by Techfaith China and Techfaith HK.